                                                                    EXHIBIT 10.6


                          CONSULTING SERVICES AGREEMENT







                                    BETWEEN:






                                DBS HOLDINGS INC.






                                      AND:






                                442668 B.C. LTD.








                                DBS HOLDINGS INC.
                            Suite 1, 8765 Ash Street
                      Vancouver, British Columbia, V6P 6T3
             Telephone: (604) 301-9545 and Facsimile: (604) 301-9546

                                   ----------



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                          CONSULTING SERVICES AGREEMENT



               THIS CONSULTING SERVICES AGREEMENT is made and dated for reference effective as at the 1st day of November, 2001 (the "Effective Date") as fully executed on this ____ day of November, 2001.


BETWEEN:


               DBS HOLDINGS INC., a company duly incorporated under the laws of the State of Nevada, U.S.A., and having a business office and an address for notice and delivery located at Suite 1, 8765 Ash Street, Vancouver, British Columbia, V6P 6T3

               (the "Company");

                                                               OF THE FIRST PART

AND:


               442668 B.C. Ltd., a company duly incorporated under the laws of the Province of British Columbia and having an address for notice and delivery located at IRC 331 - 2194 Health Sciences Mall, Biomedical Research Centre, University of British Columbia, Vancouver, British Columbia, V6T 1Z3

               (the "Consultant");

                                                              OF THE SECOND PART


               (the Company and the Consultant being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


               WHEREAS:


A. The Company is a non-reporting company, duly incorporated under the laws of the State of Nevada, U.S.A., and is in the business of acquiring, inventing and developing various therapeutics for vascular applications (collectively, the "Business");



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B.             The Consultant is a non-reporting company, duly incorporated under the laws of the Province of British Columbia, and is owned and controlled by Dr. Wilfred A. Jefferies ("Dr. Jefferies");


C. Dr. Jefferies specializes in and, in the course of working in and on behalf of the Biotechnology Laboratory at the University of the Province of British Columbia, has developed certain expertise in the research, invention and development of certain technology which may be of material benefit to the Business of the Company;


D. The Company is hereby desirous of formally retaining the Consultant as a consultant, and the Consultant is hereby desirous of accepting such position, in order to provide the Company, with the exception of any blood-brain barrier and auto-immunity application-related services, such scientific, technical, research and technology development services as may be necessary and determined by the Board of Directors of the Company, from to time and in its sole and absolute discretion, to develop the Business of the Company (collectively, the "General Services") during the initial term and during the continuance of this agreement (the "Agreement");


E. Since the introduction of the Parties hereto the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the proposed General Services and, correspondingly, that it is their intention by the terms and conditions of this Agreement to hereby replace, in their entirety, all such prior discussions, negotiations, understandings and agreements with respect to the proposed General Services; and


F. The Parties hereto have agreed to enter into this Agreement which initially replaces, in their entirety, all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;


               NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS
FOLLOWS:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION


1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:



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        (a)    "Agreement" means this Consulting Services Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;


        (b) "Arbitration Act" means the Commercial Arbitration Act of the Province of British Columbia, R.S.B.C. 1996, as amended, as set forth in Article "7" hereinbelow;


        (c) "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;


        (d)    "Business" has the meaning ascribed to it in recital "A."
               hereinabove;


        (e) "business day" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;


        (f) "Company" means DBS Holdings Inc., a company duly incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;


        (g) "Company's Non-Renewal Notice" has the meaning ascribed to it in section "3.2" hereinbelow;


        (h) "Company's Notice of Termination" has the meaning ascribed to it in section "3.4" hereinbelow;


        (i) "Consultant" means 442668 B.C. Ltd., a company duly incorporated under the laws of the Province of British Columbia, or any successor company, however formed, whether as a result of merger, amalgamation or other action;


        (j)    "Dr. Jefferies" means Dr. Wilfred A. Jefferies;


        (k) "Effective Date" has the meaning ascribed to it in section "3.1" hereinbelow;


        (l) "Effective Termination Date" has the meaning ascribed to it in section "3.4" hereinbelow;



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        (m)    "Expenses" has the meaning ascribed to it in section "4.2"
               hereinbelow;


        (n) "Fee" has the meaning ascribed to it in section "4.1" hereinbelow;


        (o) "General Services" has the meaning ascribed to it in section "2.1" hereinbelow;


        (p) "Initial Term" has the meaning ascribed to it in section "3.1" hereinbelow;


        (q) "Insurance" has the meaning ascribed to it in section "5.9" hereinbelow;


        (r) "Parties" or "Party" means the Company and/or the Consultant hereto, as the context so requires, together with their respective successors and permitted assigns as the context so requires;


        (s) "Property" has the meaning ascribed to it in section "5.7" hereinbelow;


        (t) "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary; and


        (u) "University" means The University of British Columbia, a company duly continued under the University Act of the Province of British Columbia, or any successor company, however formed, whether as a result of merger, amalgamation or other action.


1.2 INTERPRETATION. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:


        (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;



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        (b)    the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;


        (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and


        (d) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.


                                    ARTICLE 2
                      SERVICES AND DUTIES OF THE CONSULTANT


2.1 GENERAL SERVICES. During the Initial Term (as hereinafter determined) and during the continuance of this Agreement the Company hereby agrees to retain the Consultant as a consultant to and on behalf of the Company, or to and on behalf of any of the Company's subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company in its sole and absolute discretion, and the Consultant hereby agrees to accept such position in order to provide, with the exception of any blood-brain barrier and auto-immunity application-related services, such scientific, technical, research and technology development services as may be necessary and determined by the Board of Directors of the Company, from to time and in its sole and absolute discretion, to develop the Business of the Company during the Initial Term and during the continuance of this Agreement and in accordance with the terms and conditions of this Agreement (collectively, the "General Services"); it being expressly acknowledged and agreed by the Parties hereto that the Consultant shall commit and provide to the Company the General Services on a part-time basis during the Initial Term and during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to pay to the order and direction of the Consultant the Fee and the Expense payment reimbursements (each as hereinafter determined) in accordance with Article "4" hereinbelow and during the Initial Term and during the continuance of this Agreement.


2.2 SPECIFIC SERVICES. Without in any manner limiting the generality of the General Services to be provided by the Consultant as set forth in section "2.1" hereinabove, it is hereby also acknowledged and agreed that the Consultant will provide, with the exception of any blood-brain barrier and auto-immunity application-related services, the following specific scientific, technical, research and technology development services to the Company, or to any of the Company's subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company in its sole and absolute discretion, and in connection with the development of the Business of the Company subject, at all times, to the direction of the Board of Directors of the Company:



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        (a)    assistance with the initiation, coordination, implementation and management of all aspects of any program in connection with the scientific research and development of the Business of the Company;


        (b) assistance with the initiation, creation, development, coordination and administration of any and all other development and maintenance programs in respect of the Business of the Company and each of its proposed or potential commercial applications;


        (c) assistance with the ongoing evaluation of all proposed and potential development and maintenance programs in respect of the Business of the Company;


        (d) assistance in the negotiation and conclusion of all proposed or potential joint venture arrangements in connection with the ongoing development and maintenance of the Business of the Company and each of its proposed or potential commercial applications;


        (e) assistance in the organization, preparation and dissemination of any and all business plans, technical reports, news releases and special shareholder or investment reports for the Company, or for any of the Company's subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company in its sole and absolute discretion, and in connection with the ongoing development and maintenance of the Business of the Company and each of its proposed or potential commercial applications;


        (f) assistance in the liaison with and the setting up of all corporate alliances and regulatory associations for the Company, or for any of the Company's subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company in its sole and absolute discretion, with all required regulatory authorities and with potential customers and strategic business and financial partners for the purposes of the ongoing development and maintenance of the Business of the Company and each of its proposed or potential commercial applications;


        (g) assistance with the identification and recommendation of suitable staff for the Company, or for any of the Company's subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company in its sole and absolute discretion, to both provide and lead further consulting services for or in connection with the ongoing development and maintenance of the Business of the Company and each of its proposed or potential commercial applications; and



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        (h)    assistance in all other scientific, technical, research,
               technology development, maintenance and regulatory services in connection with the Business of the Company as may be directed, from time to time, by the Board of Directors of the Company in its sole and absolute discretion.


               In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and rely upon the immediate advice and instructions of Mr. Alan P. Lindsay, the current President, Chief Executive Officer and a Director of the Company, or upon the advice or instructions of such other Director or Officer of the Company as Mr. Lindsay shall, from time to time, designate in times of his absence, in order to initiate, coordinate and implement the General Services for the Company as contemplated herein.


2.3 CONSULTANT TO MAKE DR. JEFFERIES AVAILABLE. During the Initial Term (as hereinafter determined) and during the continuance of this Agreement it is hereby further acknowledged and agreed that the Consultant will make the services of Dr. Jefferies available in order to assist the Consultant in the performance of the General Services hereunder faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company.


2.4 RESTRICTIONS ON GENERAL SERVICES TO BE PROVIDED. It is hereby acknowledged and agreed that nothing in this Agreement shall:


        (a) require the Consultant and/or Dr. Jefferies to devote their full time and efforts to performing the General Services hereunder;


        (b) require, or shall be interpreted as requiring, Dr. Jefferies to commit a breach of any obligation owed by him, or any limitation imposed on him by, the University; or


        (c) prevent, or be interpreted as preventing, the Consultant and/or Dr. Jefferies from performing services similar to the General Services for any other person in relation to matters falling outside the scope of the Business of the Company.


                                    ARTICLE 3
                      INITIAL TERM, RENEWAL AND TERMINATION


3.1 INITIAL TERM. The initial term of this Agreement (the "Initial Term") is for a period of five calendar years commencing on the Effective Date hereof.



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3.2            RENEWAL BY THE COMPANY. Subject at all times to sections "3.3"
and "3.4" hereinbelow, this Agreement shall renew automatically if not specifically terminated in accordance with the following provisions. The Company agrees to notify the Consultant in writing at least 180 calendar days prior to the end of the Initial Term of its intent not to renew this Agreement (the "Company's Non-Renewal Notice"). Should the Company fail to provide a Company's Non-Renewal Notice this Agreement shall automatically renew on a one-year to one-year basis after the Initial Term until otherwise specifically renewed in writing by each of the Parties hereto for the next one calendar year or, otherwise, terminated upon delivery by the Company of a corresponding and follow-up 180 calendar day Company's Non-Renewal Notice in connection with and within 180 calendar days prior to the end of any such one year renewal period. Any such renewal on a one-year basis shall be on the same terms and conditions contained herein unless modified and agreed to in writing by the Parties.


3.3 TERMINATION FOR CAUSE BY THE COMPANY. Notwithstanding any other provision of this Agreement, the General Services portion of this Agreement may be terminated at any time by the Company upon written notice to the Consultant and, if applicable, damages sought if:


        (a) the Consultant fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from the Company (unless such breach cannot be reasonably cured within said 30 calendar days and the Consultant is actively pursuing to cure said breach);


        (b) the Consultant is willfully non-compliant in the performance of the Consultant's respective duties under this Agreement within 30 calendar days from its receipt of written notice from the Company (unless such willful non-compliance cannot be reasonably corrected within said 30 calendar days and the Consultant is actively pursuing to cure said willful non-compliance);


        (c) the Consultant commits fraud or serious neglect or misconduct in the discharge of the Consultant's respective duties hereunder or under the law; or


        (d) the Consultant becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 30 calendar days.


               In any such event the respective obligations of each of the Parties hereto under this Agreement (and including, without limitation, the Consultant's ongoing obligation to provide the General Services and the Company's ongoing obligation to provide the Fee and the Expense payment reimbursements (each as hereinafter determined)) will immediately terminate.



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3.4            TERMINATION WITHOUT CAUSE BY THE COMPANY. Notwithstanding any
other provision of this Agreement, this Agreement may also be terminated by the Company at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon its delivery to the Consultant of prior written notice of its intention to do so (the "Company's Notice of Termination") at least 180 calendar days prior to the effective date of any such termination (the "Effective Termination Date"). In any such event the respective obligations of each of Parties hereto under this Agreement (and including, without limitation, the Consultant's ongoing obligation to provide the General Services and the Company's ongoing obligation to provide the Fee and the Expense payment reimbursements (each as hereinafter determined)) will continue until such Effective Termination Date as provided for in the Company's Notice of Termination and, furthermore, upon the Effective Termination Date the Company will also be obligated to provide the Consultant the then balance of any Fee and Expense payment reimbursement which would then be due and owing by the Company to the Consultant to the completion of the Initial Term of this Agreement and, in addition, and if this Agreement had then been previously and automatically renewed for a further one-year period in accordance with section "3.2" hereinabove, until the end of any such further one-year period in conjunction with section "3.2".


                                    ARTICLE 4
                 GENERAL SERVICES COMPENSATION OF THE CONSULTANT


4.1 FEE. It is hereby acknowledged and agreed that the Consultant shall render the General Services as defined hereinabove during the Initial Term and during the continuance of this Agreement and shall thus be compensated on a monthly basis by the Company from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company prior to such payment, of a monthly fee of U.S. $6,000 (the "Fee"), with such Fee being due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company prior to such payment, on the first business day of the month following the then monthly period of service during the Initial Term and during the continuance of this Agreement. In this regard, and for the purposes of evidencing the Company's ongoing commitment to compensate the Consultant together with the Consultant's ongoing commitment to perform the General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company during the Initial Term and during the continuance of this Agreement, it is hereby acknowledged and agreed that the Company shall provide the Consultant, in the manner aforesaid, with the initial month's Fee payment for the Initial Term of this Agreement on the first business day following the Effective Date of this Agreement.


4.2 REIMBURSEMENT OF EXPENSES. It is hereby also acknowledged and agreed that the Consultant shall be reimbursed for all pre-approved direct reasonable expenses actually and properly incurred by the Consultant for the benefit of the Company



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(collectively, the "Expenses"), which Expenses have first been approved by the
Board of Directors of the Company, and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant of written substantiation on account of each such reimbursable Expense.


                                    ARTICLE 5
            ADDITIONAL OBLIGATIONS OF THE CONSULTANT AND THE COMPANY


5.1 REPORTING BY THE CONSULTANT. At least once in every month, or so often as may be required by the Company, the Consultant will provide the Board of Directors of the Company with such information concerning the results of the Consultant's General Services and activities hereunder for the previous month as the Board of Directors of the Company may reasonably require. In addition, it is hereby acknowledged and agreed that any written information or materials provided by the Consultant to any person or company hereunder will be subject to the prior review, approval and direction of the Board of Directors of the Company.


5.2 CONFIDENTIALITY BY THE CONSULTANT. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, which may come to the Consultant's knowledge during the Initial Term and during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's respective businesses. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.


5.3 COMPLIANCE WITH APPLICABLE LAWS BY THE CONSULTANT. The Consultant will comply with all Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.


5.4 OPINIONS, REPORTS AND ADVICE OF THE CONSULTANT. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and



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materials for any purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, and at any time any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that any such written opinions, reports, advice or materials shall, unless otherwise required by the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any regulatory authority having jurisdiction over the affairs of the Company from time to time.


5.5 COVENANT BY THE COMPANY IN CONNECTION WITH THE CONSULTANT'S OPINIONS, REPORTS AND ADVICE. The Company hereby covenants and agrees with the Consultant that it shall not alter the form or substance of any written or oral opinions, reports, advice or information provided by the Consultant to the Company in connection with the Consultant's engagement hereunder without the prior written consent of the Consultant in each such specific instance.


5.6 CONSULTANT'S BUSINESS CONDUCT. The Consultant warrants that it shall conduct its General Services and other related activities in a manner which is lawful and reputable and which brings good repute to the Company, to the Consultant and to the Business of the Company. In this regard the Consultant warrants to provide all General Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company. In the event that the Company has a reasonable concern that the General Services as conducted by the Consultant, or the conduct of any individual thereof, is being conducted in a way contrary to law or is reasonably likely to bring disrepute to the Business of the Company or to the Company's or to the Consultant's reputation, the Company may require that the Consultant make such alterations in its conduct, personnel or structure, whether of management, employee or consultant or sub-licensee representation, as the Company may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon 30 calendar days' prior written notice to the Consultant. In this regard, however, it is hereby expressly acknowledged and agreed by the Parties hereto that nothing in this Agreement shall require the Consultant to undertake any act which would contravene any of the policies of the University as may be determined by the University from time to time and in its sole and absolute discretion. In the event of any debate or dispute as to the reasonableness of the Company's request or requirements, the judgment of the Company shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "7" hereinbelow.


5.7 RIGHT OF OWNERSHIP TO THE BUSINESS AND RELATED PROPERTY. The Consultant hereby acknowledges and agrees that the Company's Business, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the research and development and the distribution and marketing Business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard the Consultant hereby further covenants and agrees not to, during or after the Initial Term



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and the continuance of this Agreement, contest the title to any of the Company's
Property interests, in any way dispute or impugn the validity of the Company's Property interests or take any action to the detriment of the Company's interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the Initial Term and during the continuance of this Agreement, the aforesaid covenant, both during the continuance of this Agreement and thereafter, is reasonable and commensurate for the protection of the legitimate Business of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Company's Property interests as soon as the Consultant becomes aware of the infringement or challenge.


5.8 BOARD OF DIRECTORS. During the Initial Term and during the continuance of this Agreement it is hereby acknowledged and agreed that management of the Company will consult with the Consultant and consider the Consultant's advice in connection with the proposed appointment by the Company of any further members to the present Board of Directors of the Company.


5.9 DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. During the Initial Term and during the continuance of this Agreement it is hereby acknowledged and agreed that the Company will use its best efforts to seek and obtain directors' and officers' liability insurance (collectively, the "Insurance") for its Board of Directors and Executive Officers which in no case shall be less than the insurance which a reasonable and prudent businessman carrying on a similar line of business would acquire from time to time. In connection with the foregoing it is hereby further acknowledged and agreed that any such Insurance shall be placed with a reputable and financially secure insurance carrier and shall include the Company as an additional insured and shall provide primary coverage with respect to the activities contemplated by this Agreement. Furthermore, it is also intended that any such Insurance policy(ies) shall include severability of interest and cross-liability provisions and shall provide that the policy(ies) shall not be canceled or materially altered except upon at least 30 calendar days' prior written notice to each of the relevant parties thereto.


5.10 INDEMNIFICATION OF DR. JEFFERIES AS A DIRECTOR AND/OR OFFICER OF THE COMPANY OR ANY SUBSIDIARY. During the Initial Term (as hereinafter determined) and during the continuance of this Agreement it is hereby also acknowledged and agreed that, should Dr. Jefferies agree to serve the Company, or any subsidiary of the Company as the case may be, as a Director and/or Officer thereof, both Dr. Jefferies and the Consultant shall thereupon be indemnified by the Company and funded on a current basis for all losses, damages, legal expenses and any other expenses or costs of any nature which may be occasioned by any previous acts, deeds and/or conduct of any existing or previous Directors and/or Officers of the Company or any subsidiary of the Company. Inter alia, this indemnity shall apply to all manner of actions, proceedings or prosecutions, whether civil, regulatory or criminal, to which either Dr. Jefferies or the Consultant may be subject due in whole or in part to the General Services provided herein or by virtue of any office held. This indemnity shall apply both during and after the Initial Term and the continuance of this Agreement for all matters arising during the same, and any extension, until any limitation period has expired in respect to any action which might be



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
                                     - 13 -


contemplated. The Company shall not refuse coverage for any purpose or reason and a strict presumption of innocence shall be applied and the Company may only seek refund of any coverage in the case of finding of fraud or criminal culpability, after exhaustion of all appeals. The Company shall diligently seek and support any such court approvals for the within indemnity as Dr. Jefferies and the Consultant may require. Dr. Jefferies and the Consultant shall pay all such retainers and trust requirements as counsel for Dr. Jefferies and the Consultant may require and shall pay all accounts of counsel as they come due and such accounts shall be rendered in the name of the Company and, furthermore, and should the Company fail to pay any reasonable account, it shall attorn to all such actions, summary judgments and garnishing orders as such counsel may consider fit to enforce and receive payment of its account. The Company shall not seek to settle or compromise any action without the approval of Dr. Jefferies and the Consultant. The Company warrants it shall employ due diligence and good faith and seek the best interests of Dr. Jefferies and the Consultant as a defendant in any action or prosecution. Dr. Jefferies and the Consultant shall permit the Company to consult with their counsel and to be informed of any matters thereof, subject only to any requirements for legal privilege purposes.


                                    ARTICLE 6
                                  FORCE MAJEURE


6.1 EVENTS. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.


6.2 NOTICE. A Party shall within three calendar days give notice to the other Party of each event of force majeure under section "6.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                    ARTICLE 7
                                   ARBITRATION


7.1 MATTERS FOR ARBITRATION. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.



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
                                     - 14 -


7.2 NOTICE. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof, that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "7.3" hereinbelow.


7.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


7.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                    ARTICLE 8
                               GENERAL PROVISIONS


8.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.


8.2 NO ASSIGNMENT. This Agreement may not be assigned by either Party hereto except with the prior written consent of the other Party.



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
                                     - 15 -


8.3 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


8.4 TIME OF THE ESSENCE. Time will be of the essence of this Agreement.


8.5 ENUREMENT. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective heirs, executors, administrators and assigns.


8.6 CURRENCY. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of Canada.


8.7 FURTHER ASSURANCES. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.


8.8 REPRESENTATION AND COSTS. It is hereby acknowledged by each of the Parties hereto that, as between the Company and the Consultant herein, Devlin Jensen acts solely for the Company, and that the Consultant has been advised by both Devlin Jensen and the Company to obtain independent legal advice with respect to the Consultant's review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen shall be at the cost of the Company.


8.9 APPLICABLE LAW. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.



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
                                     - 16 -


8.10 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).


8.11 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


8.12 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the execution date as set forth on the front page of this Agreement.


8.13 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Party, nor create any fiduciary relationship between them for any purpose whatsoever.


8.14 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:


        (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


        (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;


        (c)    constitute a general waiver under this Agreement; or


        (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.



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
                                     - 17 -


               IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Effective Date as hereinabove determined.


The COMMON SEAL of                          )
DBS HOLDINGS INC.,                          )
the Company herein,                         )
was hereunto affixed in the presence of:    )                 (C/S)
                                            )
                                            )
per /Alan Lindsay/                          )
----------------------------------------    )
Authorized Signatory                        )


The COMMON SEAL of                          )
442668 B.C. LTD.,                           )
the Consultant herein,                      )
was hereunto affixed in the presence of:    )                 (C/S)
                                            )
                                            )
 per /Wilfred Jefferies/                    )
----------------------------------------    )
Authorized Signatory                        )

                                   ----------



                       -- Consulting Services Agreement --
                             -- DBS Holdings Inc. --